Exhibit 10.2

AMENDMENT TO OWNER OPERATED

STORAGE, THROUGHPUT AND HANDLING AGREEMENT

This Amendment to Owner Operated Storage, Throughput and Handling Agreement (this “Amendment”) is entered into effective as of January 8, 2020 (“Amendment Date”), by and among BKEP Materials, L.L.C., a Texas limited liability company (“BKEP Materials”), BKEP Asphalt, L.L.C., a Texas limited liability company (“BKEP Asphalt” and together with BKEP Materials, “Owner”), and Ergon Asphalt & Emulsions, Inc., a Mississippi corporation (“Customer”). Owner and Customer are sometimes referred to individually as “Party” and collectively as the “Parties”.

Recitals:

A.	Owner and Customer are parties to that certain Owner Operated Storage, Throughput and Handling Agreement No. 2019-00069 dated as of January 1, 2019 (the “Agreement”).

B.	The Parties desire to further amend such Agreement as provided herein.

In consideration of the mutual promises contained in this Amendment, the Parties agree to that the Agreement is amended as follows:

1.	Section 3, entitled “Term” is hereby amended and restated in its entirety as follows:

The term of this Agreement (the “Term”) begins on January 1, 2019, and continues until December 31, 2025.

2.

Except as otherwise stated in this Amendment, all terms and conditions of the Agreement shall remain in full force and effect without change, and are hereby ratified by each of the Parties. Capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement.

3.

This Amendment may be executed by the Parties in counterparts and delivered by facsimile or by electronic mail in pdf or similar format, which signatures shall have the same effect as originals, and all such counterparts shall collectively constitute one and the same instrument.

4.	This Amendment shall be governed by and construed in accordance with the laws of the State of Oklahoma without giving effect to its conflicts of law principles.

This Amendment has been executed by the authorized representatives of each Party as indicated below to be effective as of the date first written above.

OWNER:

BKEP MATERIALS, L.L.C.

By:	/s/ Mark A. Hurley
Name: Mark A. Hurley
Title: Chief Executive Officer

BKEP ASPHALT, L.L.C.

By:	/s/ Mark A. Hurley
Name: Mark A. Hurley
Title: Chief Executive Officer

CUSTOMER:

ERGON ASPHALT & EMULSIONS, INC.

By:	/s/ J. Baxter Burns, II
Name: J Baxter Burns, II
Title: President

Signature page to Amendment to Owner Operated Storage, Throughput and Handling Agreement

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